BLACKROCK FUNDSSM
BlackRock China Fund
(the “Fund”)

Supplement dated June 17, 2013 to the
Prospectus of the Fund, dated January 28, 2013

On May 21, 2013, the Board of Trustees of BlackRock FundsSM (the “Trust”), approved a proposal to amend the Fund’s investment objective and strategies and to change the name of the Fund to BlackRock Emerging Markets Dividend Fund.

The changes which are summarized below will become effective on or about August 16, 2013.

Investment Objective and Policies

The Fund’s primary investment objective will be to seek investment income and, as a secondary objective, to seek capital appreciation. The Fund will be restructured to pursue a strategy providing access to broader emerging market investment opportunities.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies domiciled in, or tied economically to, emerging market countries and at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to the Fund’s shareholders. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock, depositary receipts and securities or other instruments whose price is linked to the value of common stock.

BlackRock considers an emerging market country to include any country that is: 1) generally recognized to be an emerging market country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets Index. BlackRock determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in an emerging market; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; 3) the investment is included in an index representative of emerging markets; and 4) the investment is exposed to the economic risks and returns of emerging markets. The Fund may also invest in pre-emerging markets, also known as frontier markets, which are emerging market countries that are considered to be among the smallest, least mature and least liquid.

The Fund may invest in securities of both U.S. and non-U.S. issuers, which can be both U.S. dollar-based and non-U.S. dollar-based and may be currency hedged or unhedged. Fund management anticipates that under most circumstances the Fund’s investments will primarily be denominated in foreign currencies. The Fund may invest in securities of companies of any market capitalization.

The Fund may invest in derivatives, including, but not limited to, options, futures, options on futures and swaps and foreign currency transactions, for hedging purposes, as well as to increase the return on its portfolio investments. The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies. The Fund’s exposure to certain markets may be effected through investments in participation notes or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of securities listed in such markets.

The Fund may invest in shares of companies through an initial public offering.

The Fund is currently classified as non-diversified but, in connection with its new strategies, intends to operate as a diversified fund.

Investment Risks

The Fund will be subject to additional investment risks in connection with its new investment strategies. These risks will be described in an updated Summary Prospectus and Statutory Prospectus that will be available at the time the changes described in this supplement become effective.

Change in Benchmark

Effective on or about August 16, 2013, in conjunction with the Fund’s new investment objective and strategies, the Fund will change its benchmark to the MSCI Emerging Markets Index from the MSCI China Index and the MSCI China 10/40 Index. For the one year and since inception (April 29, 2011) periods ended December 31, 2012, the average annual total returns for the MSCI Emerging Markets Index were 18.22% and –5.06%, respectively.

Change in Sub-Adviser

BlackRock Advisors, LLC will continue to serve as the Fund’s investment adviser. The Fund’s sub-adviser will change from BlackRock (Hong Kong) Limited to BlackRock International Limited.

Change in Portfolio Managers

Effective on or about August 16, 2013, Dhiren Shah and Luiz Soares will be the portfolio managers of the Fund and will be jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

* * *

In conjunction with the effectiveness on or about August 16, 2013 of the changes set forth herein, BlackRock will send Fund shareholders a copy of the Fund’s updated Summary Prospectus.

Shareholders should retain this Supplement for future reference.

PRO-CF-0613SUP